UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2020

HMS Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction	814-00939 (Commission	45-3999996 (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas (Address of principal executive offices)		77056-6118 (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

     Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2020, the board of directors (the “Board”) of HMS Income Fund, Inc. (the “Company” or "HMS") unanimously approved the transition of Sherri W. Schugart’s role as Chief Executive Officer (“CEO”) of the Company and Chairman of the Board to Janice E. Walker (who has served as the Company’s President since June 2019). In addition, on June 29, 2020, Ms. Schugart resigned as a member the Board. On June 29, 2020, Ms. Walker was appointed to serve as a member of the Board and a member of the Pricing Committee of the Board. These transitions are due to Ms. Schugart’s planned departure from Hines on July 31, 2020 and are part of an internal CEO succession plan.

In addition, on June 29, 2020, Nicholas T. Meserve resigned as a member of the Board. On June 29, 2020, the Board appointed Dwayne L. Hyzak to serve as a member of the Board and a member of the Pricing Committee of the Board.

The changes above are not the result of any disagreement with the Company regarding its operations, policies or practices. Except for standard indemnification agreements entered into or to be entered into between the Company and each of Ms. Walker and Mr. Hyzak, there are no current or proposed transactions between the Company and each of Ms. Walker and Mr. Hyzak, or any of her or his respective immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission, and there are no family relationships between either Ms. Walker or Mr. Hyzak and any director, officer or person nominated by the Company to become a director or officer of the Company. Ms. Walker and Mr. Hyzak have entered into or are expected to enter into the same form of indemnification agreement with the Company that has been previously approved by the Board for its present officers and directors. The indemnification agreement requires, among other things, that, subject to certain limitations, the Company will indemnify the officer or director and advance all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The preceding summary of the Company’s form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement that is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.
Set forth below are the biographies of Ms. Walker and Mr. Hyzak, including their new titles that will take effect for the Company on June 29, 2020:

Janice E. Walker, Director, Chairman, Chief Executive Officer and President, Age 48. Ms. Walker joined Hines in February 2005. Ms. Walker was recently appointed to serve as our Chairman and Chief Executive Officer, with such appointments to be effective on June 29, 2020. Ms. Walker has served as our President and the President of the general partner of HMS Adviser LP since June 2019. In these positions, Ms. Walker is responsible for the execution of the Company’s business plan and operations. Since June 2019, Ms. Walker has also served as the Chief Operating Officer of Hines Global Income Trust, Inc. (“HGIT”) and its advisor, Hines Global REIT II GP LLC. Ms. Walker is also a Senior Managing Director-Investment Management at Hines Interests Limited Partnership (“Hines”), a position she has held since June 2018. Prior to that, she served as a Managing Director at Hines since July 2012. Since July 2017, Ms. Walker has also served as the Chief Executive Officer and President of Hines Realty Income Fund LLC, a commingled discretionary closed-end fund with a real estate debt investment strategy that is sponsored by Hines.  In this role, Ms. Walker is responsible for establishing and executing portfolio strategy, including the oversight of the fund’s real estate debt investments.  Ms. Walker has been responsible for portfolio management for HGIT since July 2013 and for Hines Global REIT, Inc. since December 2008. Ms. Walker was previously responsible for portfolio management for Hines Real Estate Investment Trust, Inc. (“Hines REIT”) and the Hines US Core Office Fund LP (“Core Fund”) from 2005 through the liquidation and dissolution of Hines REIT and the Core Fund in August 2018 and December 2018, respectively.  She has also been responsible for the procurement of debt for real estate investment acquisitions, as well as corporate financing, and has originated over $5 billion for the benefit of the previously mentioned funds.  Prior to joining Hines, Ms. Walker had extensive acquisitions and asset management experience at a global hospitality firm.  She began her career at Arthur Andersen LLP where she was a manager in the audit practice for both public and private company clients.  Ms. Walker received a B.B.A and M.S.A in Accounting from Texas Tech University.

Dwayne L. Hyzak, Director, Age 47. Mr. Hyzak has served as the Chief Executive Officer of Main Street Capital Corporation (“Main Street”) since November 2018 and as a member of Main Street’s board of directors since January 2018. Mr. Hyzak also serves as a member of Main Street’s management team’s investment and executive committees. Previously, he served as Main Street’s President (2015 until November 2018), Chief Operating Officer (2014 until November 2018), Chief Financial Officer (2011 until 2014) and Senior Managing Director since 2011. Mr. Hyzak has served in other senior executive positions at Main Street since prior to its IPO in 2007. From 2002, Mr. Hyzak has also served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street. From 2000 to 2002, Mr. Hyzak was a Director of Integration with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he was principally focused on the company’s mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., Mr. Hyzak, a certified public accountant, was a Manager with Arthur Andersen in its Transaction Advisory Services group. Mr. Hyzak holds a B.B.A. in Accounting from Southwest Texas State University.

Item 8.01	Other Events

Investment Advisory Agreement

On June 29, 2020, the Board, including all of the independent directors, unanimously approved and recommended to the stockholders of the Company for approval a new investment advisory agreement.  Today, the Company filed with the Securities and Exchange Commission a preliminary proxy statement which includes, among other matters, a proposal for the Company’s stockholders to approve this new investment advisory agreement.  If approved, this new investment advisory agreement would result in MSC Adviser I, LLC becoming the sole investment adviser to the Company.

Change in Reinvestment Purchase Price

On June 30, 2020, the Company increased the price at which it issues shares of its common stock (the “Reinvestment Purchase Price”) under its distribution reinvestment plan (the “DRP”) from $6.50 to $6.60, effective as of the distribution payable on July 1, 2020. As previously disclosed by the Company, the Reinvestment Purchase Price is determined by the Board or a committee thereof, in its sole discretion, such that it is (i) not less than the net asset value per share of common stock determined in good faith by the Board or a committee thereof, in its sole discretion, within forty-eight hours prior to the payment of a distribution (the “NAV Per Share”) and (ii) not more than 2.5% greater than the NAV Per Share. The purpose of the increase is to ensure that the Company does not issue shares under the DRP at a price per share that is less than the NAV Per Share.

Suspension of Stockholder Distribution Plan

Recent market events caused by the global outbreak of COVID-19 have impacted the financial markets and significantly disrupted U.S. and global economies. In light of the current uncertainty surrounding the duration and ultimate impact of the COVID-19 pandemic on the global financial markets and our portfolio specifically, on June 29, 2020, the Board unanimously approved the suspension of all distributions to its stockholders, effective immediately. The Board determined that it was in the best interest of the Company to suspend distributions in order to preserve financial flexibility and liquidity given the potential prolonged impact of COVID-19. Distributions for the future will be reevaluated by the Board based on circumstances and expectations at the time of consideration.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1
Form of Indemnification Agreement for Affiliated Directors and Officers (incorporated by reference to Exhibit (k)(5) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, filed on May 31, 2012 (File No. 333-178548)).

99.1	Letter to Stockholders dated July 1, 2020.

Additional Information and Where to Find It
This communication relates to a proposed new investment advisory agreement for HMS (the “Proposal”) and may be deemed to be solicitation material in respect of the Proposal. In connection with the Proposal, HMS has filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (“SEC”), and HMS intends to file additional relevant materials with the SEC.

STOCKHOLDERS OF HMS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PRELIMINARY PROXY STATEMENT FILED BY HMS, AND THE DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A (THE "DEFINITIVE PROXY STATEMENT") TO BE FILED BY HMS, IN CONNECTION WITH THE PROPOSAL, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL.

Investors and security holders will be able to obtain all such documents free of charge through the website maintained by the SEC at www.sec.gov and through the Company's website at https://www.hinessecurities.com/hmsincomefund.

Participants in Solicitation
HMS and its directors, trustees, executive officers and certain other members of management and employees of the Company's investment adviser, HMS Adviser LP, may be deemed to be participants in the solicitation of proxies from the stockholders of HMS in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of HMS’s stockholders in connection with the Proposal is contained in the Preliminary Proxy Statement and will be contained in the Definitive Proxy Statement. This document may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and quarterly reports filed on Form 10-Q filed with the Securities and Exchange Commission, and (i) failure to obtain requisite stockholder approval for the Proposal and (ii) failure to consummate the transactions contemplated by the definitive agreement between HMS Adviser, LP, MSC Adviser I, LLC, Main Street Capital Corporation (solely for the purposes set forth therein) and Hines Interests Limited Partnership (solely for the purposes set forth therein) as set forth in the Preliminary Proxy Statement. All forward-looking statements contained in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

July 1, 2020	By:	/s/ Jeffrey S. Folkerts
Name: Jeffrey S. Folkerts
Title: Chief Accounting Officer and Treasurer